INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 15. INCOME TAXES

The difference between the actual income tax rate versus the tax computed at the Federal Statutory rate follows:

	December 31, 2024	December 31, 2023
Federal rate	21%	21.0%
State net of federal	5.2%	8.9%
Non-taxable change in fair value of warrant commitment	0.3%	9.3%
Goodwill impairment	0.0%	11.8%
Rate Change	1.1%	-0.2%
Other	1.5%	0.0%
Valuation allowance	-29.1%	-50.9%
Effective income tax rate	0.0%	0.0%

The Company did not have any material uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued related to unrecognized benefits as a component income tax expense (benefit). The Company did not recognize any interest or penalties, nor did it have any interest or penalties accrued as of December 31, 2024 and 2023.

Deferred income tax assets and (liabilities) consist of the following:

	December 31, 2024	December 31, 2023
Deferred tax assets (liabilities)
Net operating loss carryforward	$12,890,271	$10,399,616
Equity-based compensation	1,592,338	1,462,901
Goodwill	(599,864)	(332,159)
Intangibles	990,718	694,358
Fixed assets	(169,130)	(151,775)
Right of use assets	(269,722)	(186,905)
Lease liabilities	279,565	194,403
Other	7,282	4,027
Total deferred tax assets	14,721,458	12,084,466
Valuation allowance	(14,721,458)	(12,084,466)
Net deferred tax assets	$-	$-

The Company has approximately $50.6 million of Federal Net Operating Loss Carry forwards, of which $1.3 million will begin to expire beginning 2031 and $49.3 million will not expire but are limited to use of 80% of current year taxable income.

The Company has approximately $43.4 million of state net operation loss carry forward to offset future taxable income in the states in which it currently operates. These carryforwards start expiring in 2029.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three-year period. Such limitation of the net operating losses may have occurred, but we have not analyzed it at this time as the deferred tax asset is fully reserved.

During the year ended December 31, 2024 and 2023, the valuation allowance increased $2,636,992 and $6,108,620, respectively.

The tax periods ending December 31, 2021, 2022, and 2023 are open for examination.

Definitive Acquisition Agreements

On May 14, 2024, and as amended and restated on September 6, 2024, and as further amended from time to time (the “Amendments”), and most recently amended on February 20, 2025, the Company entered into an Amended and Restated Stock Exchange Agreement (the “Stock Exchange Agreement”) to acquire Spetner Associates, Inc. (“Spetner”). Spetner is a dynamic tech enabled benefits enrollment company and a leader in its field.

Pursuant to the Stock Exchange Agreement, the Company agreed to: (i) acquire 80% of the issued and outstanding shares of common stock, par value $1.00 per share, of Spetner for $16,050,000 (which amount is to be paid as $6,500,000 in cash, shares of the Company’s Common Stock equal to a beneficial ownership of 9.9% in the Company at the time of issuance, and any remaining balance is to be paid by the Company’s issuance of promissory notes); and (ii) have the sole option to acquire the remaining 20% of Spetner common stock for a predetermined amount based on a multiple of 10 of EBITDA. Pursuant to the Amendments, the Company issued to the sellers of Spetner on October 29, 2024 and February 20, 2025 respectively, 140,064 shares of the Company’s Common Stock with an approximate value of $329,431, and 157,000 shares of the Company’s Common Stock with an approximate value of $239,425, as non-refundable deposits and prepayments of portions of the First Purchase Price (as defined in the Stock Exchange Agreement), in the approximate total combined amount of $568,856.